UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2009

KENNEDY-WILSON HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33824	26-508760
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9701 Wilshire Blvd., Suite 700, Beverly Hills, California	90212
(Address of Principal Executive Offices)	(Zip Code)

(310) 887-6400

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(i) On December 15, 2009, McGladrey & Pullen, LLP (“M&P”) was dismissed as the independent registered public accounting firm of Kennedy-Wilson Holdings, Inc. (the “Company”) by the Company’s Board of Directors.

(ii) The report issued by M&P on the financial statements of the Company for the period from inception in July 2007 through December 31, 2007, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle. The report issued by M&P on the financial statements of the Company for the fiscal year ended December 31, 2008, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principle, except that such report was modified by the inclusion of an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern as a result of the Company’s mandatory liquidation on November 14, 2009 in the event a business combination was not consummated.

(iii) The decision to change accountants was approved by the Audit Committee of the Company.

(iv) From the Company’s inception in July 2007 through the date of dismissal, there were no disagreements between the Company and M&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of M&P would have caused them to make reference thereto in their reports on the financial statements for such period.

(v) There were no “reportable events” as that term is used in Item 304(a)(1)(v) of Regulation S-K occurring during the period beginning on the Company’s inception in July 2007 and ending on September 30, 2009.

On December 15, 2009, the Company retained KPMG LLP (“KPMG”), as its new independent registered public accounting firm. The Company has engaged KPMG to audit the Company’s financial statements for the year ending December 31, 2009. From inception in July 2007 through the date of engagement, neither the Company nor anyone on the Company’s behalf has consulted with KPMG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as that term is used in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is used in Item 304(a)(1)(v).

The Company provided M&P with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”). The Company requested that M&P furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements in this Item 4.01. M&P has furnished the Company with a letter dated December 15, 2009 addressed to the SEC stating whether or not M&P agrees with the Company’s statements in this Form 8-K, and a copy of this letter is attached hereto as Exhibit 16.1.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits

16.1	Letter from McGladrey & Pullen, LLP to the SEC dated December 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2009	KENNEDY-WILSON HOLDINGS, INC.

	By:	/S/ FREEMAN A. LYLE
	Name:	Freeman A. Lyle
	Title:	Chief Financial Officer